                                                                               Computational Material for

RALI Series 2005-QA8 Trust

New Issue Computational Materials

Part I of II

$[509,645,600] (Approximate)

Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA8

RALI Series 2005-QA8 Trust

Issuer

Residential Accredit Loans, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

July 21, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

1

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation (“RFC”) and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

2

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

RALI Series 2005-QA8 Trust Structure Summary

July [], 2005

$[509,687,600] (Approximate - Subject to Revision)

PRELIMINARY - Characteristics of the Offered Certificates

PRELIMINARY OFFERED CERTIFICATES
Class (2)	Group	Original Balance	Pass-Through Rate	Designation	Expected S&P / Moody's	WAL to Roll Date (1)
CB-I-1	I	94,695,900	5.644%	Senior / Super Senior / Variable Rate	AAA / Aaa	1.91
CB-I-2	I	10,249,000	5.644%	Senior / Senior Support / Variable Rate	AAA / Aaa	1.91
NB-I	II	56,683,100	5.439%	Senior / Variable Rate	AAA / Aaa	1.90
CB-II-1	III	159,752,000	5.639%	Senior / Super Senior / Variable Rate	AAA / Aaa	2.52
CB-II-2	III	7,345,300	5.639%	Senior / Senior Support / Variable Rate	AAA / Aaa	2.52
NB-II	IV	71,367,300	5.652%	Senior / Variable Rate	AAA / Aaa	2.52
CB-III	V	48,619,700	5.653%	Senior / Variable Rate	AAA / Aaa	2.85
NB-III	VI	35,217,200	5.524%	Senior / Variable Rate	AAA / Aaa	2.85
R	I	100	5.644%	Senior / Residual / Variable Rate	AAA / Aaa	-
M-1	I to VI	12,208,600	5.612%	Mezzanine / Variable Rate	AA / Aa2	3.98
M-2	I to VI	8,572,000	5.612%	Mezzanine / Variable Rate	A / A2	3.98
M-3	I to VI	4,935,400	5.612%	Mezzanine / Variable Rate	BBB / Baa2	3.98
Total Offered Certificates:		$509,645,600
PRELIMINARY NON-OFFERED CERTIFICATES (3)
Class (2)	Group	Original Balance	Pass-Through Rate	Designation	Expected S&P / Moody's (1 of 2)	WAL to Roll Date (4)
B-1	I to VI	4,675,600	5.612%	Subordinate / Variable Rate	BB/ Ba2	6.07
B-2	I to VI	3,117,100	5.612%	Subordinate / Variable Rate	B / B2	6.07
B-3	I to VI	2,079,100	5.612%	Subordinate / Variable Rate	NA / NA	6.07
Total Class B Certificates		$9,871,800
Total Offered and Non-Offered Certificates:		$519,517,400
(1) - Each of the respective Offered Certificates are run at the Pricing Speed to its respective assumed months to initial Rate Adjustment Date.
(2) - Class sizes subject to a 10% variance, from the FINAL class sizing.
(3) - The information presented for non-offered certificates is provided to assist your understanding of the offered certificates.
(4) - Each of the respective Non-Offered Certificates are run at the Pricing Speed to the respective Maturity Date.

Pricing Speed:	25% CPR for all Certificates.

Issuer:	RALI Series 2005-QA8 Trust.
Series Name:	Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA8.
Depositor:	Residential Accredited Loans Inc. (“RALI”), an affiliate of the Master Servicer.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

3

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Primary Servicing:

Primary servicing will be provided by HomeComings Financial Network, Inc. (“HomeComings”) with respect to approximately 55% of the mortgage loans. No other Primary servicer is expected to service a significant portion of the Mortgage Loans. All servicing will be in accordance with the RFC Servicing Guide in all material respects. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Master Servicer:	Residential Funding Corporation (“RFC”).
Trustee:	Deutsche Bank Trust Company Americas.
Underwriter:	Residential Funding Securities Corporation
Cut-off Date:	July 1, 2005.
Closing Date:	On or about July 29, 2005.

Offered Certificates:

The Classes CB-I-1, CB-I-2, NB-I, CB-II-1, CB-II-2, NB-II, CB-III, NB-III and Class R are herein referred to as the “Class A Certificates” and the Classes M-1, M-2 and M-3, are herein referred to as the “Class M Certificates”. The Class A Certificated and Class M Certificates, collectively, are herein referred to as the “Offered Certificates”.

Non-Offered Certificates:	Class B Certificates.
Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in August 2005.

ERISA Eligibility:

The Class A Certificates and the Class M Certificates may be eligible for purchase by persons investing assets of employee benefit plans, individual retirement accounts or other arrangements subject to ERISA or 4975 of the Code, subject to considerations described in the prospectus supplement. The Class R Certificates generally will not be eligible for purchase by or with assets of such plans.

SMMEA:	When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 Certificates and Class M-3 Certificates will not, be “mortgage related securities” for the purposes of SMMEA.
Registration:	The Offered Certificates, other than the Class R Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.
Federal Tax Treatment:	The trust will make one or more REMIC elections.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

4

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgage Loans:

The aggregate principal balance of the mortgage pool as of the Cut-Off Date is approximately $[519,517,400] and consists of approximately [2,033] one- to four-family residential hybrid adjustable-rate first lien mortgage loans, divided into five loan groups:

Group I is comprised of approximately $[112,663,020] and consists of approximately [560] 3/1 and 3/6 hybrid mortgage loans that have agency conforming balances secured by first liens on residential properties;

Group II is comprised of approximately $[60,851,445] and consists of approximately [130] 3/1 and 3/6 hybrid mortgage loans that are secured by first liens on residential properties;

Group III is comprised of approximately $[179,385,276] and consists of approximately [846] 5/1 and 5/6 hybrid mortgage loans that have agency conforming balances secured by first liens on residential properties;

Group IV is comprised of approximately $[76,615,545] and consists of approximately [148] 5/1 and 5/6 hybrid mortgage loans that are secured by first liens on residential properties; and

Group V is comprised of approximately $[52,195,120] and consists of approximately [278] 7/1 and 7/6 hybrid mortgage loans that have agency conforming balances are secured by first liens on residential properties.

Group VI is comprised of approximately $[37,806,993] and consists of approximately [71] 7/1 and 7/6 hybrid mortgage loans that are secured by first liens on residential properties.

z

Distributions of Offered Certificates:

On each monthly distribution date, the trustee will make distributions to investors. Except as provided in this prospectus supplement, the Class CB-I Certificates, which include the Class CB-I-1, Class CB-I-2 and the Class R Certificates will receive payments primarily from loan group I; the Class NB-I Certificates will receive payments primarily from loan group II; the Class CB-II-1 Certificates and the Class CB-II-2 will receive payments primarily from loan group III; the Class NB-II Certificates; the Class CB-III Certificates and Class NB-III Certificates, will receive payments primarily from loan groups IV, V and VI respectively. The Class M Certificates and Class B Certificates will receive payments from all six loan groups.

Principal and Interest Advancing:

For any month, if the Master Servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the Master Servicer will advance its own funds to cover that shortfall. However, the Master Servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any Distribution Date, the Master Servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate principal balance of the mortgage loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans.

Mortgage Insurance:	To the best of the Depositor's knowledge, each mortgage loan with an LTV ratio at origination in excess of 80% will be insured by a primary mortgage insurance policy.
Allocation of Losses:

Realized Losses on the mortgage loans will be allocated first to the subordinate certificates in order of their reverse numerical class designation and second to the mezzanine certificates in order of their reverse numerical class designation until the certificate principal balance of each such Certificate has been reduced to zero. Thereafter Realized Losses on the mortgage loans will be allocated to proportionately among the senior certificates in accordance with their respective remaining certificate principal balances or accrued interest, subject to limitations.

In addition, if the certificate principal balances of the subordinate and mezzanine Certificates have been reduced to zero, losses otherwise allocated to the Class

CB-I-1 and Class CB-II-1 Certificates will be allocated to the Class CB-I-2 and CB-II-2 Certificates respectively, as long as the Class CB-I-2 and CB-II-2 Certificates respectively remain outstanding.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

5

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

New Issue Computational Materials

Part II of II

$[509,645,600] (Approximate)

Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA8

RALI Series 2005-QA8 Trust

Issuer

Residential Accredit Loans, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

July 21, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation (“RFC”) and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Aggregate Collateral Summary

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	44	11,181,435	2.15	254,124	75.53
640 - 659	60	15,498,353	2.98	258,306	77.03
660 - 679	186	48,131,564	9.26	258,772	75.66
680 - 699	387	97,674,511	18.80	252,389	76.70
700 - 719	334	80,251,572	15.45	240,274	77.76
720 - 739	320	87,009,504	16.75	271,905	77.11
740 - 759	286	74,939,598	14.42	262,027	77.49
760 - 779	210	54,328,128	10.46	258,705	77.48
780 - 799	148	35,296,103	6.79	238,487	76.72
800 or Greater	57	14,744,132	2.84	258,669	71.95
Subtotal with Credit Score	2032	$ 519,054,900	99.91%	$ 255,440	76.88%
Not Available	1	462,500	0.09	462,500	50.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	76.86%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 722

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	146	$ 11,764,946	2.26%	$ 80,582	721	75.28%
100,001 to 200,000	748	113,698,326	21.89	152,003	724	77.17
200,001 to 300,000	549	136,233,746	26.22	248,149	720	77.60
300,001 to 400,000	330	114,131,555	21.97	345,853	720	77.52
400,001 to 500,000	139	62,388,304	12.01	448,837	724	77.53
500,001 to 600,000	67	36,729,336	7.07	548,199	720	77.16
600,001 to 700,000	27	17,325,700	3.33	641,693	706	75.22
700,001 to 800,000	13	9,825,900	1.89	755,838	733	74.31
800,001 to 900,000	2	1,665,000	0.32	832,500	719	72.00
900,001 to 1,000,000	6	5,808,603	1.12	968,101	725	66.57
1,200,001 to 1,300,000	2	2,600,000	0.50	1,300,000	781	62.50
1,300,001 to 1,400,000	1	1,382,184	0.27	1,382,184	742	56.00
1,400,001 to 1,500,000	1	1,478,800	0.28	1,478,800	759	65.00
1,900,001 to 2,000,000	1	2,000,000	0.38	2,000,000	682	63.00
2,000,001 or greater	1	2,485,000	0.48	2,485,000	762	71.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $255,542

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
3.000 - 3.499	1	$ 534,750	0.10%	$ 534,750	662	75.00%
3.500 - 3.999	2	639,506	0.12	319,753	752	86.86
4.000 - 4.499	6	2,351,455	0.45	391,909	698	77.52
4.500 - 4.999	75	20,594,746	3.96	274,597	722	75.69
5.000 - 5.499	630	171,538,248	33.02	272,283	726	75.76
5.500 - 5.999	958	244,825,013	47.13	255,558	722	77.15
6.000 - 6.499	341	75,165,672	14.47	220,427	714	78.34
6.500 - 6.999	20	3,868,010	0.74	193,401	686	82.76
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.6116% per annum.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	1	$ 534,750	0.10%	$ 534,750	662	75.00%
4.000 - 4.499	2	639,506	0.12	319,753	752	86.86
4.500 - 4.999	9	3,273,827	0.63	363,759	703	79.41
5.000 - 5.499	133	37,870,512	7.29	284,741	725	74.88
5.500 - 5.999	925	245,352,656	47.23	265,246	725	76.15
6.000 - 6.499	723	182,155,802	35.06	251,944	721	77.47
6.500 - 6.999	233	48,544,387	9.34	208,345	708	79.15
7.000 - 7.499	7	1,145,960	0.22	163,709	687	86.72
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.9243% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	64	$ 14,028,887	2.70%	$ 219,201	720
50.01 - 55.00	28	6,251,885	1.20	223,282	730
55.01 - 60.00	39	12,539,703	2.41	321,531	715
60.01 - 65.00	70	23,875,812	4.60	341,083	728
65.01 - 70.00	96	25,970,300	5.00	270,524	722
70.01 - 75.00	184	48,069,745	9.25	261,249	715
75.01 - 80.00	1,392	355,280,693	68.39	255,230	722
80.01 - 85.00	24	6,154,200	1.18	256,425	722
85.01 - 90.00	95	19,093,784	3.68	200,987	717
90.01 - 95.00	33	6,668,187	1.28	202,066	718
95.01 - 100.00	8	1,584,205	0.30	198,026	729
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 76.86%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	484	$ 171,038,920	32.92%	$ 353,386	728	75.69%
Florida	217	51,278,095	9.87	236,305	721	77.04
New York	31	10,264,002	1.98	331,097	715	75.35
Texas	43	7,533,215	1.45	175,191	732	79.30
New Jersey	48	14,972,648	2.88	311,930	719	77.14
Georgia	66	14,098,227	2.71	213,609	716	77.99
Virginia	117	32,303,446	6.22	276,098	708	76.08
Alabama	13	2,145,265	0.41	165,020	705	79.44
Arkansas	2	153,956	0.03	76,978	755	80.00
Arizona	190	41,213,407	7.93	216,913	720	77.86
Colorado	95	16,796,315	3.23	176,803	719	78.60
Connecticut	24	6,467,045	1.24	269,460	706	75.04
District of Columbia	13	4,250,613	0.82	326,970	732	76.40
Delaware	2	604,000	0.12	302,000	755	80.00
Hawaii	2	328,032	0.06	164,016	718	56.94
Idaho	11	1,886,163	0.36	171,469	712	75.22
Illinois	50	11,102,857	2.14	222,057	722	78.93
Indiana	4	699,285	0.13	174,821	690	52.52
Kentucky	12	1,859,246	0.36	154,937	722	82.68
Louisiana	16	2,436,769	0.47	152,298	707	82.97
Massachusetts	27	6,568,263	1.26	243,269	723	77.02
Maryland	74	24,180,829	4.65	326,768	714	77.31
Maine	5	1,243,537	0.24	248,707	732	81.78
Michigan	42	8,792,228	1.69	209,339	731	74.87
Minnesota	31	7,152,693	1.38	230,732	720	79.62
Missouri	13	2,004,853	0.39	154,219	719	82.61
Mississippi	1	57,750	0.01	57,750	698	70.00
Montana	2	553,454	0.11	276,727	691	69.17
North Carolina	30	5,242,431	1.01	174,748	713	78.77
Nebraska	3	426,192	0.08	142,064	706	84.26
New Hampshire	7	1,060,987	0.20	151,570	702	74.40
New Mexico	8	1,262,950	0.24	157,869	719	79.99
Nevada	65	16,823,702	3.24	258,826	719	77.01
Ohio	29	4,191,278	0.81	144,527	713	81.18
Oklahoma	4	777,250	0.15	194,313	728	84.21
Oregon	41	8,362,632	1.61	203,967	724	79.67
Pennsylvania	11	1,737,223	0.33	157,929	707	76.72
Rhode Island	4	827,882	0.16	206,970	734	62.20
South Carolina	25	3,772,278	0.73	150,891	717	78.95
Tennessee	9	998,942	0.19	110,994	739	79.08
Utah	34	5,670,143	1.09	166,769	726	78.73
Vermont	1	116,250	0.02	116,250	768	75.00
Washington	104	22,847,211	4.40	219,685	723	76.85
Wisconsin	10	1,577,177	0.30	157,718	719	76.98
Wyoming	3	301,800	0.06	100,600	702	83.73
Iowa	4	561,257	0.11	140,314	744	81.37
Kansas	1	126,274	0.02	126,274	717	80.00
Alaska	1	320,000	0.06	320,000	681	80.00
West Virginia	4	528,431	0.10	132,108	749	78.05

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,355	$ 341,527,104	65.74%	$ 252,050	728	79.16%
Rate/Term Refinance	230	55,742,832	10.73	242,360	712	74.35
Equity Refinance	448	122,247,464	23.53	272,874	709	71.58
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	744	$ 167,243,982	32.19%	$ 224,790	719	78.30%
Reduced Documentation	1,289	352,273,418	67.81	273,292	723	76.18
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,524	$ 416,246,608	80.12%	$ 273,128	719	77.44%
Second/Vacation	95	24,715,440	4.76	260,163	728	76.33
Non-Owner Occupied	414	78,555,353	15.12	189,747	732	73.96
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,193	$ 310,944,679	59.85%	$ 260,641	721	76.49%
Townhouse	16	2,588,828	0.50	161,802	707	82.72
Condo-Low-Rise(Less than 5 stories)	189	42,228,729	8.13	223,432	729	77.06
Condo Mid-Rise (5 to 8 stories)	12	2,780,911	0.54	231,743	718	75.75
Condo High-Rise (9 stories or more)	14	3,963,646	0.76	283,118	736	71.29
Planned Unit Developments (detached)	426	111,709,421	21.50	262,229	719	77.77
Planned Unit Developments (attached)	74	17,526,079	3.37	236,839	726	77.78
Two-to-four family units	107	27,293,859	5.25	255,083	722	76.95
Condotel (1 to 4 stories)	1	57,750	0.01	57,750	698	70.00
Leasehold	1	423,500	0.08	423,500	779	70.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	62	$ 15,299,280	2.94%	$ 246,763	719	77.53%
24 Months	26	6,744,082	1.30	259,388	720	75.91
36 Months	204	47,360,936	9.12	232,161	725	77.89
60 Months	47	9,564,194	1.84	203,493	710	75.18
None	1,693	440,381,449	84.77	260,119	722	76.79
Other	1	167,459	0.03	167,459	636	34.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.500 - 1.999	6	$ 2,296,758	0.44%	$ 382,793	721	73.49%
2.000 - 2.499	942	281,522,728	54.19	298,856	722	76.30
2.500 - 2.999	423	101,753,377	19.59	240,552	720	77.88
3.000 - 3.499	650	130,599,740	25.14	200,923	722	77.35
3.500 - 3.999	11	3,148,985	0.61	286,271	747	78.13
5.000 - 5.499	1	195,811	0.04	195,811	645	41.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.6054% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
8.000 - 8.999	1	$ 191,023	0.04%	$ 191,023	725	80.00%
9.000 - 9.999	2	692,322	0.13	346,161	674	79.55
10.000 - 10.999	449	128,858,117	24.80	286,989	721	75.66
11.000 - 11.999	987	249,965,355	48.11	253,258	724	77.03
12.000 - 12.999	593	139,698,269	26.89	235,579	719	77.62
13.000 - 13.999	1	112,315	0.02	112,315	637	90.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.5030% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000 - 1.999	6	$ 2,296,758	0.44%	$ 382,793	721	73.49%
2.000 - 2.999	1,360	382,363,895	73.60	281,150	722	76.73
3.000 - 3.999	659	133,441,281	25.69	202,491	722	77.36
5.000 - 5.999	3	425,609	0.08	141,870	679	58.28
6.000 - 6.999	5	989,857	0.19	197,971	679	72.29
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.6146% per annum

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
July 2007	1	$ 300,000	0.06%	$ 300,000	753	90.00%
February 2008	2	1,009,750	0.19	504,875	671	75.94
March 2008	10	3,360,514	0.65	336,051	709	72.96
April 2008	77	21,231,233	4.09	275,730	722	78.66
May 2008	160	44,784,560	8.62	279,903	720	76.68
June 2008	265	60,908,579	11.72	229,844	725	78.03
July 2008	175	41,919,830	8.07	239,542	723	78.18
August 2009	1	70,960	0.01	70,960	706	15.00
February 2010	2	312,745	0.06	156,373	695	87.56
March 2010	14	2,873,297	0.55	205,235	704	76.51
April 2010	51	14,067,696	2.71	275,837	697	75.85
May 2010	256	62,445,029	12.02	243,926	720	77.59
June 2010	414	107,662,586	20.72	260,055	722	76.96
July 2010	256	68,568,509	13.20	267,846	721	75.74
November 2011	1	132,005	0.03	132,005	747	75.00
January 2012	1	351,651	0.07	351,651	644	80.00
February 2012	9	2,178,824	0.42	242,092	702	68.90
March 2012	29	8,172,382	1.57	281,806	700	78.70
April 2012	56	14,601,211	2.81	260,736	724	74.57
May 2012	55	14,071,444	2.71	255,844	734	76.68
June 2012	128	32,434,306	6.24	253,393	729	75.77
July 2012	70	18,060,290	3.48	258,004	733	74.80
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Indices of the Aggregate Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year CMT	2	$ 1,112,000	0.21%	$ 556,000	675	82.75%
1 Year LIBOR	1,350	328,334,769	63.20	243,211	723	77.73
6 Month LIBOR	681	190,070,631	36.59	279,105	719	75.32
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Remaining Term to Maturity of the Aggregate Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
348	1	$ 300,000	0.06%	$ 300,000	753	90.00%
349	1	70,960	0.01	70,960	706	15.00
352	1	132,005	0.03	132,005	747	75.00
354	1	351,651	0.07	351,651	644	80.00
355	13	3,501,319	0.67	269,332	692	72.60
356	53	14,406,192	2.77	271,815	703	76.93
357	181	49,237,501	9.48	272,030	715	76.62
358	474	121,963,671	23.48	257,307	722	77.16
359	807	201,005,472	38.69	249,077	724	77.09
360	501	128,548,629	24.74	256,584	723	76.40
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

First Interest Rate Cap of the Aggregate Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	4	$ 1,458,600	0.28%	$ 364,650	735	78.32%
2.000	516	120,648,870	23.22	233,816	724	78.38
3.000	16	4,843,390	0.93	302,712	706	72.17
4.875	1	302,000	0.06	302,000	634	70.00
5.000	804	215,402,100	41.46	267,913	720	76.71
5.125	1	903,614	0.17	903,614	756	80.00
5.875	1	639,438	0.12	639,438	732	80.00
6.000	690	175,319,387	33.75	254,086	722	76.10
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Periodic Rate Caps of the Aggregate Loans
Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	518	$ 140,689,333	27.08%	$ 271,601	716	76.47%
2.000	1,515	378,828,067	72.92	250,052	724	77.00
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

Amortization Type of the Aggregate Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	363	$ 76,425,340	14.71%	$ 210,538	721	75.96%
Initial Interest Only Period-10 Years	780	226,544,951	43.61	290,442	721	76.79
Initial Interest Only Period-3 Years	306	73,207,514	14.09	239,240	723	78.61
Initial Interest Only Period-5 Years	344	85,088,836	16.38	247,351	719	76.66
Initial Interest Only Period-7 Years	240	58,250,760	11.21	242,711	727	76.39
Total:	2,033	$ 519,517,400	100.00%	$ 255,542	722	76.86%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Group 1 Collateral Summary

Credit Score Distribution of the Group 1 Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	11	$ 2,170,185	1.93%	$ 197,290	72.67%
640 - 659	16	2,772,182	2.46	173,261	74.42
660 - 679	49	9,937,520	8.82	202,807	74.65
680 - 699	108	21,817,157	19.36	202,011	77.95
700 - 719	108	21,917,505	19.45	202,940	77.17
720 - 739	84	16,532,782	14.67	196,819	77.34
740 - 759	77	15,517,475	13.77	201,526	79.72
760 - 779	49	9,947,299	8.83	203,006	76.31
780 - 799	44	8,600,043	7.63	195,456	77.33
800 or Greater	14	3,450,874	3.06	246,491	72.87
Total:	560	$ 112,663,020	100.00%	$ 201,184	77.13%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 721

Original Mortgage Loan Principal Balances of the Group 1 Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	40	$ 3,185,274	2.83%	$ 79,632	715	75.01%
100,001 to 200,000	269	40,761,177	36.18	151,529	722	76.78
200,001 to 300,000	172	42,250,270	37.50	245,641	719	77.52
300,001 to 400,000	76	25,191,408	22.36	331,466	723	77.15
400,001 to 500,000	3	1,274,891	1.13	424,964	752	79.86
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $201,184

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Net Mortgage Rates of the Group 1 Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	28	$ 7,008,407	6.22%	$ 250,300	720	75.76%
5.000 - 5.499	146	31,591,187	28.04	216,378	725	75.15
5.500 - 5.999	270	52,556,271	46.65	194,653	721	77.69
6.000 - 6.499	113	20,969,106	18.61	185,567	718	79.13
6.500 - 6.999	3	538,050	0.48	179,350	721	77.26
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.6441% per annum.

Mortgage Rates of the Loans of the Group 1 Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	41	$ 9,944,058	8.83%	$ 242,538	725	75.08%
5.500 - 5.999	221	47,279,221	41.97	213,933	721	75.33
6.000 - 6.499	230	43,734,228	38.82	190,149	722	79.09
6.500 - 6.999	68	11,705,513	10.39	172,140	718	78.80
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.9560% per annum.

Original Loan-to-Value of the Group 1 Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	22	$ 4,014,760	3.56%	$ 182,489	725
50.01 - 55.00	4	626,871	0.56	156,718	745
55.01 - 60.00	7	1,438,761	1.28	205,537	685
60.01 - 65.00	16	3,805,905	3.38	237,869	735
65.01 - 70.00	35	6,301,590	5.59	180,045	720
70.01 - 75.00	60	10,779,730	9.57	179,662	711
75.01 - 80.00	371	76,794,600	68.16	206,994	721
80.01 - 85.00	8	1,879,804	1.67	234,975	730
85.01 - 90.00	26	4,735,047	4.20	182,117	734
90.01 - 95.00	7	1,493,501	1.33	213,357	742
95.01 - 100.00	4	792,451	0.70	198,113	731
Total:	560	$ 112,663,020	100.00%	$ 201,184	721

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 77.13%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Geographical Distributions of Mortgaged Properties of the Group 1 Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	93	$ 24,298,184	21.57%	$ 261,271	727	75.72%
Florida	73	13,500,351	11.98	184,936	726	77.90
New York	5	1,410,799	1.25	282,160	745	76.99
Texas	9	1,607,317	1.43	178,591	684	79.92
New Jersey	15	4,219,101	3.74	281,273	735	78.25
Georgia	24	3,757,405	3.34	156,559	715	77.43
Virginia	17	3,740,386	3.32	220,023	727	73.17
Alabama	6	1,372,966	1.22	228,828	715	80.88
Arizona	73	13,868,003	12.31	189,973	712	77.18
Colorado	43	7,136,940	6.33	165,975	720	78.03
Connecticut	9	1,760,783	1.56	195,643	709	79.87
District of Columbia	2	507,713	0.45	253,856	685	72.04
Hawaii	1	204,292	0.18	204,292	711	46.00
Idaho	1	114,393	0.10	114,393	687	80.00
Illinois	10	2,242,503	1.99	224,250	705	81.79
Indiana	2	457,429	0.41	228,715	680	37.15
Kentucky	4	563,011	0.50	140,753	712	86.26
Louisiana	4	421,829	0.37	105,457	715	78.24
Massachusetts	11	2,720,721	2.41	247,338	738	74.84
Maryland	16	3,624,543	3.22	226,534	708	77.22
Maine	2	313,096	0.28	156,548	726	75.02
Michigan	14	2,120,573	1.88	151,469	734	78.57
Minnesota	11	2,183,010	1.94	198,455	727	79.74
Missouri	8	1,177,008	1.04	147,126	725	84.44
Mississippi	1	57,750	0.05	57,750	698	70.00
North Carolina	9	1,738,295	1.54	193,144	695	79.22
Nebraska	2	276,338	0.25	138,169	694	86.57
New Hampshire	3	479,484	0.43	159,828	712	76.36
New Mexico	2	277,113	0.25	138,556	751	82.62
Nevada	20	4,152,805	3.69	207,640	718	77.22
Ohio	2	186,990	0.17	93,495	704	87.65
Oregon	9	1,743,492	1.55	193,721	738	79.62
Pennsylvania	3	284,342	0.25	94,781	701	56.08
Rhode Island	3	627,882	0.56	209,294	715	63.54
South Carolina	8	1,133,978	1.01	141,747	697	76.63
Tennessee	3	300,963	0.27	100,321	734	70.75
Utah	9	1,517,219	1.35	168,580	738	80.00
Vermont	1	116,250	0.10	116,250	768	75.00
Washington	26	5,480,998	4.86	210,808	718	78.55
Wisconsin	3	417,023	0.37	139,008	746	80.00
Iowa	2	365,239	0.32	182,620	761	79.75
West Virginia	1	184,506	0.16	184,506	790	80.00
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgage Loan Purpose of the Group 1 Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	396	$ 78,405,868	69.59%	$ 197,995	727	79.39%
Rate/Term Refinance	72	12,901,143	11.45	179,183	705	75.38
Equity Refinance	92	21,356,008	18.96	232,131	709	69.86
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Mortgage Loan Documentation Types of the Group 1 Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	203	$ 36,588,583	32.48%	$ 180,239	719	78.73%
Reduced Documentation	357	76,074,437	67.52	213,094	722	76.35
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Occupancy Type of the Group 1 Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	399	$ 82,948,104	73.62%	$ 207,890	717	77.95%
Second/Vacation	34	7,200,664	6.39	211,784	731	77.73
Non-Owner Occupied	127	22,514,252	19.98	177,278	735	73.90
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Mortgaged Property Types of the Group 1 Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	319	$ 63,191,280	56.09%	$ 198,092	720	76.53%
Townhouse	3	407,200	0.36	135,733	723	80.00
Condo-Low-Rise(Less than 5 stories)	48	8,741,775	7.76	182,120	722	77.88
Condo Mid-Rise (5 to 8 stories)	3	620,531	0.55	206,844	695	77.45
Condo High-Rise (9 stories or more)	3	680,896	0.60	226,965	714	64.98
Planned Unit Developments (detached)	128	26,998,584	23.96	210,926	723	77.66
Planned Unit Developments (attached)	23	4,041,317	3.59	175,709	735	78.53
Two-to-four family units	32	7,923,687	7.03	247,615	726	79.43
Condotel (1 to 4 stories)	1	57,750	0.05	57,750	698	70.00
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Prepayment Penalty Terms of the Group 1 Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	18	$ 3,852,675	3.42%	$ 214,038	696	75.87%
24 Months	4	966,161	0.86	241,540	710	79.67
36 Months	60	11,780,126	10.46	196,335	721	79.06
60 Months	2	608,000	0.54	304,000	744	80.00
None	476	95,456,058	84.73	200,538	722	76.89
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Note Margins of the Group 1 Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.000 - 2.499	236	$ 52,756,674	46.83%	$ 223,545	723	76.60%
2.500 - 2.999	68	14,578,624	12.94	214,392	710	77.78
3.000 - 3.499	249	43,920,926	38.98	176,389	724	77.70
3.500 - 3.999	6	1,210,985	1.07	201,831	743	77.23
5.000 - 5.499	1	195,811	0.17	195,811	645	41.00
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.7228% per annum.

Maximum Mortgage Rates of the Group 1 Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
8.000 - 8.999	1	$ 191,023	0.17%	$ 191,023	725	80.00%
10.000 - 10.999	4	1,073,637	0.95	268,409	680	75.35
11.000 - 11.999	262	56,955,892	50.55	217,389	722	75.33
12.000 - 12.999	293	54,442,468	48.32	185,810	721	79.03
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.9326% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Minimum Mortgage Rates of the Group 1 Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.000 - 2.999	304	$ 67,335,298	59.77%	$ 221,498	720	76.85%
3.000 - 3.999	254	44,952,245	39.90	176,977	724	77.68
6.000 - 6.999	2	375,477	0.33	187,738	696	59.66
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.7299% per annum

Next Interest Rate Adjustment Date of the Group 1 Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
July 2007	1	$ 300,000	0.27%	$ 300,000	753	90.00%
March 2008	6	1,479,114	1.31	246,519	718	74.17
April 2008	50	10,218,974	9.07	204,379	720	78.07
May 2008	128	27,645,082	24.54	215,977	719	75.31
June 2008	228	44,584,110	39.57	195,544	723	77.81
July 2008	147	28,435,740	25.24	193,440	723	77.50
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Indices of the Group 1 Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year LIBOR	420	$ 81,221,325	72.09%	$ 193,384	724	78.31%
6 Month LIBOR	140	31,441,695	27.91	224,584	715	74.08
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Remaining Term to Maturity of the Group 1 Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
348	1	$ 300,000	0.27%	$ 300,000	753	90.00%
356	6	1,479,114	1.31	246,519	718	74.17
357	50	10,218,974	9.07	204,379	720	78.07
358	128	27,645,082	24.54	215,977	719	75.31
359	228	44,584,110	39.57	195,544	723	77.81
360	147	28,435,740	25.24	193,440	723	77.50
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

First Interest Rate Cap of the Group 1 Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	2	$ 506,600	0.45%	$ 253,300	710	75.16%
2.000	425	82,183,417	72.95	193,373	724	78.23
3.000	15	4,100,190	3.64	273,346	715	70.76
5.000	5	1,086,250	0.96	217,250	703	78.97
6.000	113	24,786,563	22.00	219,350	716	74.47
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Periodic Rate Caps of the Group 1 Loans
Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	92	$ 20,934,914	18.58%	$ 227,553	712	76.36%
2.000	468	91,728,106	81.42	196,000	724	77.30
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

Amortization Type of the Group 1 Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	138	$ 25,139,334	22.31%	$ 182,169	727	75.82%
Initial Interest Only Period-10 Years	174	40,104,897	35.60	230,488	717	76.68
Initial Interest Only Period-3 Years	247	47,222,977	41.92	191,186	722	78.35
Initial Interest Only Period-5 Years	1	195,811	0.17	195,811	645	41.00
Total:	560	$ 112,663,020	100.00%	$ 201,184	721	77.13%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Group 2 Collateral Summary

Credit Score Distribution of the Group 2 Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	3	$ 1,183,000	1.94%	$ 394,333	78.74%
640 - 659	3	1,423,327	2.34	474,442	74.53
660 - 679	9	4,750,442	7.81	527,827	78.45
680 - 699	20	9,509,714	15.63	475,486	75.77
700 - 719	13	5,976,919	9.82	459,763	78.77
720 - 739	35	16,936,917	27.83	483,912	79.20
740 - 759	21	10,118,792	16.63	481,847	80.68
760 - 779	15	6,806,225	11.18	453,748	80.54
780 - 799	9	3,582,609	5.89	398,068	78.28
800 or Greater	2	563,500	0.93	281,750	77.53
Total:	130	$ 60,851,445	100.00%	$ 468,088	78.77%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 724

Original Mortgage Loan Principal Balances of the Group 2 Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,001 to 200,000	6	$ 967,490	1.59%	$ 161,248	726	87.35%
200,001 to 300,000	6	1,552,736	2.55	258,789	749	81.93
300,001 to 400,000	26	9,878,739	16.23	379,952	727	78.68
400,001 to 500,000	52	23,531,825	38.67	452,535	725	79.25
500,001 to 600,000	24	12,982,949	21.34	540,956	719	78.43
600,001 to 700,000	6	3,877,807	6.37	646,301	732	80.81
700,001 to 800,000	6	4,479,900	7.36	746,650	727	80.00
800,001 to 900,000	2	1,665,000	2.74	832,500	719	72.00
900,001 to 1,000,000	2	1,914,999	3.15	957,500	701	67.83
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $468,088

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Net Mortgage Rates of the Group 2 Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
3.000 - 3.499	1	$ 534,750	0.88%	$ 534,750	662	75.00%
3.500 - 3.999	2	639,506	1.05	319,753	752	86.86
4.000 - 4.499	6	2,351,455	3.86	391,909	698	77.52
4.500 - 4.999	20	6,376,596	10.48	318,830	726	80.43
5.000 - 5.499	38	19,018,799	31.25	500,495	731	78.91
5.500 - 5.999	51	25,977,943	42.69	509,371	724	78.11
6.000 - 6.499	12	5,952,396	9.78	496,033	715	79.43
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.4394% per annum.

Mortgage Rates of the Loans of the Group 2 Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	1	$ 534,750	0.88%	$ 534,750	662	75.00%
4.000 - 4.499	2	639,506	1.05	319,753	752	86.86
4.500 - 4.999	8	3,116,255	5.12	389,532	702	78.62
5.000 - 5.499	21	7,182,025	11.80	342,001	731	78.86
5.500 - 5.999	50	24,478,049	40.23	489,561	729	79.46
6.000 - 6.499	44	23,021,660	37.83	523,220	722	77.80
6.500 - 6.999	4	1,879,200	3.09	469,800	721	80.00
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.7775% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Original Loan-to-Value of the Group 2 Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
55.01 - 60.00	1	$ 915,000	1.50%	$ 915,000	683
60.01 - 65.00	3	1,811,529	2.98	603,843	731
65.01 - 70.00	6	2,543,229	4.18	423,872	695
70.01 - 75.00	6	3,478,399	5.72	579,733	706
75.01 - 80.00	104	48,704,976	80.04	468,317	727
80.01 - 85.00	3	1,175,025	1.93	391,675	707
85.01 - 90.00	4	1,416,981	2.33	354,245	770
90.01 - 95.00	1	499,537	0.82	499,537	745
95.01 - 100.00	2	306,768	0.50	153,384	720
Total:	130	$ 60,851,445	100.00%	$ 468,088	724

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 78.77%

Geographical Distributions of Mortgaged Properties of the Group 2 Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	83	$ 40,813,215	67.07%	$ 491,725	729	78.63%
Florida	9	4,290,737	7.05	476,749	730	77.19
New York	1	534,750	0.88	534,750	662	75.00
Georgia	1	237,981	0.39	237,981	770	90.00
Virginia	9	3,963,704	6.51	440,412	710	78.66
Arizona	6	3,143,200	5.17	523,867	712	78.94
Colorado	1	182,500	0.30	182,500	729	80.00
Idaho	1	450,000	0.74	450,000	688	75.00
Illinois	2	763,194	1.25	381,597	746	80.00
Massachusetts	1	195,200	0.32	195,200	741	80.00
Maryland	4	2,307,200	3.79	576,800	713	80.00
Minnesota	2	640,555	1.05	320,277	728	78.81
New Mexico	2	258,137	0.42	129,068	705	90.09
Nevada	5	1,937,153	3.18	387,431	702	80.50
Ohio	1	528,000	0.87	528,000	681	80.00
Utah	1	162,000	0.27	162,000	732	90.00
Washington	1	443,920	0.73	443,920	739	80.00
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgage Loan Purpose of the Group 2 Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	95	$ 44,347,512	72.88%	$ 466,816	732	80.24%
Rate/Term Refinance	10	4,878,924	8.02	487,892	711	76.86
Equity Refinance	25	11,625,010	19.10	465,000	701	73.99
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Mortgage Loan Documentation Types of the Group 2 Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	48	$ 20,580,732	33.82%	$ 428,765	724	78.83%
Reduced Documentation	82	40,270,713	66.18	491,106	725	78.74
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Occupancy Type of the Group 2 Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	114	$ 54,321,515	89.27%	$ 476,505	725	78.94%
Second/Vacation	9	3,894,150	6.40	432,683	720	79.33
Non-Owner Occupied	7	2,635,781	4.33	376,540	725	74.45
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Mortgaged Property Types of the Group 2 Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	89	$ 40,441,088	66.46%	$ 454,394	725	78.57%
Condo-Low-Rise(Less than 5 stories)	10	4,332,203	7.12	433,220	731	79.36
Condo High-Rise (9 stories or more)	1	539,250	0.89	539,250	734	75.00
Planned Unit Developments (detached)	22	11,761,941	19.33	534,634	717	80.17
Planned Unit Developments (attached)	3	1,199,120	1.97	399,707	752	80.00
Two-to-four family units	4	2,154,343	3.54	538,586	718	75.74
Leasehold	1	423,500	0.70	423,500	779	70.00
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Prepayment Penalty Terms of the Group 2 Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	6	$ 2,919,438	4.80%	$ 486,573	745	80.00%
36 Months	18	8,396,073	13.80	466,449	730	80.27
60 Months	2	1,024,500	1.68	512,250	679	79.52
None	104	48,511,434	79.72	466,456	723	78.42
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Note Margins of the Group 2 Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.000 - 2.499	87	$ 39,832,644	65.46%	$ 457,846	725	78.40%
2.500 - 2.999	30	14,536,224	23.89	484,541	721	78.94
3.000 - 3.499	10	5,098,577	8.38	509,858	724	80.84
3.500 - 3.999	3	1,384,000	2.27	461,333	763	80.00
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.4746% per annum.

Maximum Mortgage Rates of the Group 2 Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
9.000 - 9.999	1	$ 534,750	0.88%	$ 534,750	662	75.00%
10.000 - 10.999	13	5,147,761	8.46	395,982	706	80.02
11.000 - 11.999	70	31,372,874	51.56	448,184	732	79.32
12.000 - 12.999	46	23,796,060	39.11	517,306	720	77.87
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.7352% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Minimum Mortgage Rates of the Group 2 Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.000 - 2.999	117	$ 54,368,868	89.35%	$ 464,691	724	78.55%
3.000 - 3.999	13	6,482,577	10.65	498,660	732	80.66
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.4746% per annum

Next Interest Rate Adjustment Date of the Group 2 Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Februrary 2008	2	$ 1,009,750	1.66%	$ 504,875	671	75.94%
March 2008	4	1,881,400	3.09	470,350	702	72.01
April 2008	27	11,012,259	18.10	407,861	724	79.21
May 2008	32	17,139,477	28.17	535,609	723	78.89
June 2008	37	16,324,469	26.83	441,202	732	78.61
July 2008	28	13,484,090	22.16	481,575	724	79.63
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Indices of the Group 2 Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year LIBOR	82	$ 36,473,531	59.94%	$ 444,799	726	78.71%
6 Month LIBOR	48	24,377,914	40.06	507,873	722	78.87
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Remaining Term to Maturity of the Group 2 Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
355	2	$ 1,009,750	1.66%	$ 504,875	671	75.94%
356	4	1,881,400	3.09	470,350	702	72.01
357	27	11,012,259	18.10	407,861	724	79.21
358	32	17,139,477	28.17	535,609	723	78.89
359	37	16,324,469	26.83	441,202	732	78.61
360	28	13,484,090	22.16	481,575	724	79.63
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

First Interest Rate Cap of the Group 2 Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	2	$ 952,000	1.56%	$ 476,000	749	80.00%
2.000	83	36,969,290	60.75	445,413	724	78.60
3.000	1	743,200	1.22	743,200	661	80.00
5.000	5	2,496,800	4.10	499,360	717	80.00
5.875	1	639,438	1.05	639,438	732	80.00
6.000	38	19,050,717	31.31	501,335	727	78.81
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Periodic Rate Caps of the Group 2 Loans
Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	39	$ 19,477,324	32.01%	$ 499,419	718	79.60%
2.000	91	41,374,121	67.99	454,661	727	78.38
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

Amortization Type of the Group 2 Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	10	$ 4,441,111	7.30%	$ 444,111	716	76.51%
Initial Interest Only Period-10 Years	61	30,425,798	50.00	498,784	725	78.83
Initial Interest Only Period-3 Years	59	25,984,537	42.70	440,416	725	79.10
Total:	130	$ 60,851,445	100.00%	$ 468,088	724	78.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Group 3 Collateral Summary

Credit Score Distribution of the Group 3 Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	14	$ 3,084,359	1.72%	$ 220,311	75.15%
640 - 659	21	4,458,325	2.49	212,301	76.40
660 - 679	88	18,342,156	10.23	208,434	75.98
680 - 699	163	35,851,482	19.99	219,948	77.78
700 - 719	145	30,748,894	17.14	212,061	78.01
720 - 739	120	25,379,086	14.15	211,492	78.46
740 - 759	125	26,192,910	14.60	209,543	77.00
760 - 779	98	21,756,125	12.13	222,001	78.40
780 - 799	53	9,868,727	5.50	186,202	78.07
800 or Greater	19	3,703,212	2.06	194,906	67.90
Total:	846	$ 179,385,276	100.00%	$ 212,039	77.43%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 721

Original Mortgage Loan Principal Balances of the Group 3 Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	74	$ 6,136,963	3.42%	$ 82,932	725	75.64%
100,001 to 200,000	337	52,101,126	29.04	154,603	723	77.29
200,001 to 300,000	291	72,885,225	40.63	250,465	718	77.80
300,001 to 400,000	141	46,983,798	26.19	333,218	721	77.30
400,001 to 500,000	3	1,278,165	0.71	426,055	742	74.87
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $212,039

Net Mortgage Rates of the Group 3 Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	19	$ 3,780,692	2.11%	$ 198,984	720	77.38%
5.000 - 5.499	277	61,727,900	34.41	222,844	721	76.23
5.500 - 5.999	411	87,455,186	48.75	212,786	721	77.92
6.000 - 6.499	128	24,672,149	13.75	192,751	718	78.40
6.500 - 6.999	11	1,749,350	0.98	159,032	708	81.35
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.6387% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgage Rates of the Loans of the Group 3 Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	1	$ 157,572	0.09%	$ 157,572	714	95.00%
5.000 - 5.499	42	9,038,078	5.04	215,192	718	77.22
5.500 - 5.999	418	92,157,744	51.37	220,473	721	76.70
6.000 - 6.499	287	59,438,846	33.13	207,104	723	78.29
6.500 - 6.999	94	17,977,786	10.02	191,253	712	78.14
7.000 - 7.499	4	615,250	0.34	153,813	716	80.89
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.9439% per annum.

Original Loan-to-Value of the Group 3 Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	26	$ 4,500,747	2.51%	$ 173,106	729
50.01 - 55.00	15	2,830,729	1.58	188,715	716
55.01 - 60.00	16	3,482,418	1.94	217,651	711
60.01 - 65.00	21	4,368,386	2.44	208,018	726
65.01 - 70.00	29	6,755,983	3.77	232,965	724
70.01 - 75.00	75	16,088,696	8.97	214,516	714
75.01 - 80.00	600	130,105,152	72.53	216,842	721
80.01 - 85.00	11	2,087,971	1.16	189,816	741
85.01 - 90.00	39	6,509,738	3.63	166,916	719
90.01 - 95.00	14	2,655,457	1.48	189,675	710
Total:	846	$ 179,385,276	100.00%	$ 212,039	721

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 77.43%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Geographical Distributions of Mortgaged Properties of the Group 3 Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	164	$ 43,441,985	24.22%	$ 264,890	728	75.27%
Florida	89	17,180,863	9.58	193,043	717	77.80
New York	16	4,320,233	2.41	270,015	727	75.39
Texas	18	2,841,854	1.58	157,881	752	81.03
New Jersey	21	5,868,226	3.27	279,439	718	77.64
Georgia	27	4,492,381	2.50	166,384	716	80.35
Virginia	51	12,214,805	6.81	239,506	703	75.47
Alabama	1	112,800	0.06	112,800	793	80.00
Arkansas	2	153,956	0.09	76,978	755	80.00
Arizona	91	16,950,051	9.45	186,264	721	77.37
Colorado	38	7,494,452	4.18	197,222	715	79.11
Connecticut	11	2,689,512	1.50	244,501	735	77.33
District of Columbia	7	1,946,850	1.09	278,121	728	80.29
Delaware	1	296,000	0.17	296,000	800	80.00
Hawaii	1	123,740	0.07	123,740	729	75.00
Idaho	8	1,178,170	0.66	147,271	721	74.26
Illinois	24	4,209,998	2.35	175,417	718	80.36
Indiana	2	241,855	0.13	120,928	707	81.59
Kentucky	6	1,075,014	0.60	179,169	724	81.36
Louisiana	5	564,211	0.31	112,842	710	82.63
Massachusetts	12	2,677,233	1.49	223,103	703	77.92
Maryland	30	8,010,302	4.47	267,010	713	78.12
Maine	3	930,442	0.52	310,147	735	84.05
Michigan	11	1,764,500	0.98	160,409	729	76.99
Minnesota	13	2,824,107	1.57	217,239	700	80.83
Missouri	2	175,200	0.10	87,600	702	80.00
Montana	1	153,704	0.09	153,704	702	80.00
North Carolina	13	2,422,056	1.35	186,312	707	77.14
Nebraska	1	149,854	0.08	149,854	728	80.00
New Hampshire	3	509,502	0.28	169,834	695	71.77
New Mexico	2	456,500	0.25	228,250	690	76.41
Nevada	24	5,454,898	3.04	227,287	724	77.24
Ohio	16	2,147,366	1.20	134,210	714	81.20
Oklahoma	3	379,250	0.21	126,417	755	88.62
Oregon	28	5,588,894	3.12	199,603	724	79.48
Pennsylvania	4	782,332	0.44	195,583	690	80.03
Rhode Island	1	200,000	0.11	200,000	794	58.00
South Carolina	13	2,136,300	1.19	164,331	729	80.00
Tennessee	4	476,400	0.27	119,100	738	79.20
Utah	17	2,903,724	1.62	170,807	714	78.32
Washington	49	9,869,288	5.50	201,414	722	78.37
Wisconsin	6	1,032,375	0.58	172,062	717	75.38
Wyoming	3	301,800	0.17	100,600	702	83.73
Iowa	2	196,018	0.11	98,009	711	84.40
Kansas	1	126,274	0.07	126,274	717	80.00
Alaska	1	320,000	0.18	320,000	681	80.00
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgage Loan Purpose of the Group 3 Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	568	$ 121,636,992	67.81%	$ 214,150	728	79.18%
Rate/Term Refinance	92	17,999,155	10.03	195,643	702	75.38
Equity Refinance	186	39,749,130	22.16	213,705	708	72.99
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Mortgage Loan Documentation Types of the Group 3 Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	304	$ 58,368,780	32.54%	$ 192,003	720	79.30%
Reduced Documentation	542	121,016,497	67.46	223,278	721	76.52
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Occupancy Type of the Group 3 Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	659	$ 146,008,650	81.39%	$ 221,561	718	78.12%
Second/Vacation	31	5,925,885	3.30	191,158	726	80.73
Non-Owner Occupied	156	27,450,741	15.30	175,966	733	73.03
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Mortgaged Property Types of the Group 3 Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	465	$ 96,820,752	53.97%	$ 208,217	719	77.23%
Townhouse	7	1,282,930	0.72	183,276	709	82.69
Condo-Low-Rise(Less than 5 stories)	93	18,735,235	10.44	201,454	728	77.49
Condo Mid-Rise (5 to 8 stories)	7	1,489,280	0.83	212,754	740	74.90
Condo High-Rise (9 stories or more)	4	1,101,900	0.61	275,475	742	76.74
Planned Unit Developments (detached)	186	40,161,349	22.39	215,921	718	78.07
Planned Unit Developments (attached)	34	7,862,265	4.38	231,243	716	76.68
Two-to-four family units	50	11,931,565	6.65	238,631	729	77.06
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Prepayment Penalty Terms of the Group 3 Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	35	$ 7,825,909	4.36%	$ 223,597	719	77.91%
24 Months	18	4,458,221	2.49	247,679	718	75.43
36 Months	114	21,581,359	12.03	189,310	725	77.99
60 Months	39	6,465,494	3.60	165,782	713	73.80
None	639	138,886,834	77.42	217,350	720	77.60
Other	1	167,459	0.09	167,459	636	34.00
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Note Margins of the Group 3 Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.500 - 1.999	1	$ 111,200	0.06%	$ 111,200	728	80.00%
2.000 - 2.499	369	83,619,929	46.61	226,612	720	76.77
2.500 - 2.999	248	50,789,409	28.31	204,796	719	78.25
3.000 - 3.499	226	44,310,738	24.70	196,065	723	77.73
3.500 - 3.999	2	554,000	0.31	277,000	718	75.43
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.6422% per annum.

Maximum Mortgage Rates of the Group 3 Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
9.000 - 9.999	1	$ 157,572	0.09%	$ 157,572	714	95.00%
10.000 - 10.999	260	58,787,930	32.77	226,107	721	77.12
11.000 - 11.999	474	97,898,598	54.57	206,537	722	77.47
12.000 - 12.999	111	22,541,176	12.57	203,074	715	77.91
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.3026% per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Minimum Mortgage Rates of the Group 3 Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000 - 1.999	1	$ 111,200	0.06%	$ 111,200	728	80.00%
2.000 - 2.999	613	133,848,779	74.62	218,350	720	77.39
3.000 - 3.999	228	44,864,738	25.01	196,775	723	77.71
5.000 - 5.999	3	425,609	0.24	141,870	679	58.28
6.000 - 6.999	1	134,951	0.08	134,951	754	80.00
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.6529% per annum

Next Interest Rate Adjustment Date of the Group 3 Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
August 2009	1	$ 70,960	0.04%	$ 70,960	706	15.00%
February 2010	2	312,745	0.17	156,373	695	87.56
March 2010	12	1,973,297	1.10	164,441	725	74.06
April 2010	36	7,524,456	4.19	209,013	707	74.07
May 2010	234	51,238,115	28.56	218,966	720	77.54
June 2010	353	76,540,750	42.67	216,829	723	77.74
July 2010	208	41,724,954	23.26	200,601	719	77.50
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Indices of the Group 3 Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year LIBOR	459	$ 96,427,350	53.75%	$ 210,081	723	78.73%
6 Month LIBOR	387	82,957,926	46.25	214,362	718	75.91
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Remaining Term to Maturity of the Group 3 Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
349	1	$ 70,960	0.04%	$ 70,960	706	15.00%
355	2	312,745	0.17	156,373	695	87.56
356	12	1,973,297	1.10	164,441	725	74.06
357	33	6,861,817	3.83	207,934	706	73.50
358	237	51,900,754	28.93	218,991	720	77.57
359	353	76,540,750	42.67	216,829	723	77.74
360	208	41,724,954	23.26	200,601	719	77.50
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

First Interest Rate Cap of the Group 3 Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2.000	8	$ 1,496,163	0.83%	$ 187,020	744	81.05%
4.875	1	302,000	0.17	302,000	634	70.00
5.000	533	114,012,694	63.56	213,907	721	77.77
6.000	304	63,574,418	35.44	209,126	719	76.76
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Periodic Rate Caps of the Group 3 Loans
Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	318	$ 68,118,783	37.97%	$ 214,210	716	76.69%
2.000	528	111,266,494	62.03	210,732	724	77.88
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

Amortization Type of the Group 3 Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	135	$ 26,053,424	14.52%	$ 192,988	715	76.85%
Initial Interest Only Period-10 Years	415	92,038,559	51.31	221,780	721	77.21
Initial Interest Only Period-5 Years	296	61,293,293	34.17	207,072	722	78.00
Total:	846	$ 179,385,276	100.00%	$ 212,039	721	77.43%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Group 4 Collateral Summary

Credit Score Distribution of the Group 4 Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	6	2,828,000	3.69	471,333	77.51
640 - 659	6	3,004,525	3.92	500,754	80.23
660 - 679	16	7,704,666	10.06	481,542	76.96
680 - 699	32	16,864,474	22.01	527,015	73.55
700 - 719	19	8,873,908	11.58	467,048	77.12
720 - 739	25	12,568,957	16.41	502,758	74.36
740 - 759	15	10,555,410	13.78	703,694	71.45
760 - 779	13	6,294,191	8.22	484,169	79.18
780 - 799	10	4,205,315	5.49	420,532	76.30
800 or Greater	5	3,253,600	4.25	650,720	74.01
Subtotal with Credit Score	147	$ 76,153,045	99.40%	$ 518,048	75.20%
Not Available	1	462,500	0.60	462,500	50.00
Total:	148	$ 76,615,545	100.00%	$ 517,673	75.05%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 717

Original Mortgage Loan Principal Balances of the Group 4 Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
300,001 to 400,000	43	$ 16,632,695	21.71%	$ 386,807	717	78.61%
400,001 to 500,000	52	23,268,372	30.37	447,469	714	75.97
500,001 to 600,000	28	15,565,786	20.32	555,921	719	76.72
600,001 to 700,000	15	9,521,094	12.43	634,740	699	75.26
700,001 to 800,000	3	2,263,000	2.95	754,333	731	70.88
900,001 to 1,000,000	2	1,903,614	2.48	951,807	717	74.22
1,200,001 to 1,300,000	2	2,600,000	3.39	1,300,000	781	62.50
1,300,001 to 1,400,000	1	1,382,184	1.80	1,382,184	742	56.00
1,400,001 to 1,500,000	1	1,478,800	1.93	1,478,800	759	65.00
1,900,001 to 2,000,000	1	2,000,000	2.61	2,000,000	682	63.00
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $517,673

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Net Mortgage Rates of the Group 4 Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	2	$ 953,190	1.24%	$ 476,595	684	65.86%
5.000 - 5.499	43	24,468,061	31.94	569,025	735	72.82
5.500 - 5.999	75	37,313,727	48.70	497,516	715	75.92
6.000 - 6.499	26	12,900,131	16.84	496,159	697	76.39
6.500 - 6.999	2	980,437	1.28	490,218	648	88.76
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.6523% per annum.

Mortgage Rates of the Loans of the Group 4 Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	9	$ 5,272,974	6.88%	$ 585,886	717	68.05%
5.500 - 5.999	65	34,915,009	45.57	537,154	730	73.87
6.000 - 6.499	53	26,868,471	35.07	506,952	710	75.36
6.500 - 6.999	20	9,190,654	12.00	459,533	691	81.82
7.000 - 7.499	1	368,437	0.48	368,437	663	95.00
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.9643% per annum.

Original Loan-to-Value of the Group 4 Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	6	$ 2,976,105	3.88%	$ 496,017	687
55.01 - 60.00	4	3,845,184	5.02	961,296	746
60.01 - 65.00	10	8,078,490	10.54	807,849	725
65.01 - 70.00	11	5,811,512	7.59	528,319	720
70.01 - 75.00	15	7,663,410	10.00	510,894	698
75.01 - 80.00	91	43,566,386	56.86	478,751	722
80.01 - 85.00	1	612,000	0.80	612,000	639
85.01 - 90.00	9	3,694,022	4.82	410,447	686
90.01 - 95.00	1	368,437	0.48	368,437	663
Total:	148	$ 76,615,545	100.00%	$ 517,673	717

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 75.05%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Geographical Distributions of Mortgaged Properties of the Group 4 Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	72	$ 36,282,927	47.36%	$ 503,930	721	75.09%
Florida	16	8,874,134	11.58	554,633	702	76.27
Texas	1	585,600	0.76	585,600	738	80.00
New Jersey	5	2,619,599	3.42	523,920	695	73.01
Georgia	5	3,354,259	4.38	670,852	718	73.51
Virginia	8	3,353,216	4.38	419,152	706	81.19
Arizona	7	3,947,564	5.15	563,938	740	79.40
Connecticut	2	1,059,250	1.38	529,625	655	75.42
District of Columbia	4	1,796,050	2.34	449,013	750	73.41
Illinois	4	2,013,965	2.63	503,491	732	71.87
Maryland	8	4,118,704	5.38	514,838	707	75.15
Michigan	2	1,884,000	2.46	942,000	777	69.65
Missouri	1	396,000	0.52	396,000	671	80.00
Montana	1	399,750	0.52	399,750	687	65.00
Nevada	5	2,590,828	3.38	518,166	697	70.88
Oklahoma	1	398,000	0.52	398,000	702	80.00
Oregon	1	399,600	0.52	399,600	658	77.00
Washington	5	2,542,100	3.32	508,420	726	69.69
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Mortgage Loan Purpose of the Group 4 Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	96	$ 47,050,461	61.41%	$ 490,109	722	78.63%
Rate/Term Refinance	15	7,938,978	10.36	529,265	702	70.60
Equity Refinance	37	21,626,107	28.23	584,489	713	68.88
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Mortgage Loan Documentation Types of the Group 4 Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	24	$ 13,070,383	17.06%	$ 544,599	700	76.65%
Reduced Documentation	124	63,545,163	82.94	512,461	721	74.72
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Occupancy Type of the Group 4 Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	126	$ 65,552,641	85.56%	$ 520,259	717	75.30%
Second/Vacation	6	3,960,898	5.17	660,150	728	69.47
Non-Owner Occupied	16	7,102,006	9.27	443,875	713	75.81
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Mortgaged Property Types of the Group 4 Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	102	$ 52,636,549	68.70%	$ 516,045	719	74.49%
Condo-Low-Rise(Less than 5 stories)	6	2,447,750	3.19	407,958	713	73.48
Condo Mid-Rise (5 to 8 stories)	1	407,200	0.53	407,200	704	80.00
Condo High-Rise (9 Stories or More)	2	876,000	1.14	438,000	733	71.37
Planned Unit Developments (detached)	32	17,761,976	23.18	555,062	710	76.25
Planned Unit Developments (attached)	3	1,236,870	1.61	412,290	759	83.27
Two-to-four family units	2	1,249,200	1.63	624,600	697	77.40
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Prepayment Penalty Terms of the Group 4 Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	1	$ 465,000	0.61%	$ 465,000	729	67.00%
24 Months	2	879,600	1.15	439,800	732	78.64
36 Months	7	3,561,428	4.65	508,775	732	74.63
60 Months	2	791,200	1.03	395,600	727	80.00
None	136	70,918,317	92.56	521,458	716	75.02
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Note Margins of the Group 4 Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.500 - 1.999	3	$ 1,387,000	1.81%	$ 462,333	702	69.21%
2.000 - 2.499	105	54,952,865	71.73	523,361	719	75.31
2.500 - 2.999	22	10,717,080	13.99	487,140	725	76.28
3.000 - 3.499	18	9,558,600	12.48	531,033	702	73.02
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.4380% per annum.

Maximum Mortgage Rates of the Group 4 Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.000 - 10.999	54	$ 30,059,805	39.23%	$ 556,663	722	72.41%
11.000 - 11.999	65	31,203,272	40.73	480,050	713	77.88
12.000 - 12.999	29	15,352,468	20.04	529,395	716	74.44
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.2936% per annum.

Minimum Mortgage Rates of the Group 4 Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000 - 1.999	3	$ 1,387,000	1.81%	$ 462,333	702	69.21%
2.000 - 2.999	127	65,669,945	85.71	517,086	720	75.47
3.000 - 3.999	18	9,558,600	12.48	531,033	702	73.02
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.4380% per annum

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Next Interest Rate Adjustment Date of the Group 4 Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
March 2010	2	$ 900,000	1.17%	$ 450,000	657	81.89%
April 2010	15	6,543,240	8.54	436,216	684	77.90
May 2010	22	11,206,914	14.63	509,405	724	77.82
June 2010	61	31,121,836	40.62	510,194	718	75.02
July 2010	48	26,843,555	35.04	559,241	723	73.00
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Indices of the Group 4 Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year CMT	1	$ 612,000	0.80%	$ 612,000	639	85.00%
1 Year LIBOR	79	40,241,596	52.52	509,387	714	75.72
6 Month LIBOR	68	35,761,949	46.68	525,911	722	74.12
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Remaining Term to Maturity of the Group 4 Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
356	2	$ 900,000	1.17%	$ 450,000	657	81.89%
357	15	6,543,240	8.54	436,216	684	77.90
358	22	11,206,914	14.63	509,405	724	77.82
359	61	31,121,836	40.62	510,194	718	75.02
360	48	26,843,555	35.04	559,241	723	73.00
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

First Interest Rate Cap of the Group 4 Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000	99	$ 50,599,722	66.04%	$ 511,108	711	75.26%
5.125	1	903,614	1.18	903,614	756	80.00
6.000	48	25,112,209	32.78	523,171	729	74.43
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Periodic Rate Caps of the Group 4 Loans
Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	43	$ 21,542,820	28.12%	$ 500,996	717	74.73%
2.000	105	55,072,725	71.88	524,502	717	75.17
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

Amortization Type of the Group 4 Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	13	$ 7,208,259	9.41%	$ 554,481	716	72.52%
Initial Interest Only Period-10 Years	90	46,730,355	60.99	519,226	721	76.22
Initial Interest Only Period-5 Years	45	22,676,932	29.60	503,932	711	73.43
Total:	148	$ 76,615,545	100.00%	$ 517,673	717	75.05%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Group 5 Collateral Summary

Credit Score Distribution of the Group 5 Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	9	$ 1,465,892	2.81%	$ 162,877	79.84%
640 - 659	12	3,039,493	5.82	253,291	77.57
660 - 679	18	3,772,780	7.23	209,599	79.54
680 - 699	55	9,469,834	18.14	172,179	77.27
700 - 719	41	8,651,226	16.57	211,006	78.27
720 - 739	41	7,824,176	14.99	190,834	78.39
740 - 759	35	6,409,597	12.28	183,131	78.64
760 - 779	29	4,851,816	9.30	167,304	71.38
780 - 799	23	3,867,460	7.41	168,150	72.63
800 or Greater	15	2,842,847	5.45	189,523	70.57
Total:	278	$ 52,195,120	100.00%	$ 187,752	76.77%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 722

Original Mortgage Loan Principal Balances of the Group 5 Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	32	$ 2,442,710	4.68%	$ 76,335	718	74.74%
100,001 to 200,000	136	19,868,534	38.07	146,092	727	77.16
200,001 to 300,000	80	19,545,515	37.45	244,319	729	76.70
300,001 to 400,000	29	9,704,612	18.59	334,642	699	77.39
600,001 to 700,000	1	633,750	1.21	633,750	698	65.00
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $187,752

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Net Mortgage Rates of the Group 5 Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	4	$ 969,487	1.86%	$ 242,372	726	72.52%
5.000 - 5.499	93	18,399,818	35.25	197,848	727	76.80
5.500 - 5.999	120	24,170,552	46.31	201,421	723	75.90
6.000 - 6.499	57	8,055,090	15.43	141,317	711	79.42
6.500 - 6.999	4	600,174	1.15	150,043	650	81.99
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.6529% per annum.

Mortgage Rates of the Loans of the Group 5 Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	14	$ 2,876,602	5.51%	$ 205,472	733	75.78%
5.500 - 5.999	128	25,682,314	49.20	200,643	726	76.13
6.000 - 6.499	90	17,314,698	33.17	192,386	721	76.50
6.500 - 6.999	44	6,159,233	11.80	139,983	704	80.30
7.000 - 7.499	2	162,273	0.31	81,136	633	90.00
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.9628% per annum.

Original Loan-to-Value of the Group 5 Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	8	$ 1,437,275	2.75%	$ 179,659	757
50.01 - 55.00	8	1,804,284	3.46	225,536	747
55.01 - 60.00	8	1,208,340	2.32	151,042	748
60.01 - 65.00	15	2,472,380	4.74	164,825	724
65.01 - 70.00	10	1,924,586	3.69	192,459	742
70.01 - 75.00	19	3,796,386	7.27	199,810	735
75.01 - 80.00	182	35,105,131	67.26	192,885	717
85.01 - 90.00	16	2,310,496	4.43	144,406	695
90.01 - 95.00	10	1,651,256	3.16	165,126	715
95.01 - 100.00	2	484,987	0.93	242,493	732
Total:	278	$ 52,195,120	100.00%	$ 187,752	722

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 76.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Geographical Distributions of Mortgaged Properties of the Group 5 Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	40	$ 10,135,729	19.42%	$ 253,393	737	69.37%
Florida	25	4,674,910	8.96	186,996	735	76.00
New York	3	858,350	1.64	286,117	687	78.35
Texas	14	1,735,444	3.32	123,960	718	79.73
New Jersey	5	1,360,650	2.61	272,130	696	77.58
Georgia	7	1,080,150	2.07	154,307	701	80.52
Virginia	24	5,168,034	9.90	215,335	719	78.15
Alabama	6	659,499	1.26	109,916	668	76.36
Arizona	10	1,955,789	3.75	195,579	719	80.61
Colorado	13	1,982,424	3.80	152,494	731	78.61
Connecticut	1	157,500	0.30	157,500	669	76.00
Delaware	1	308,000	0.59	308,000	711	80.00
Idaho	1	143,600	0.28	143,600	730	80.00
Illinois	9	1,463,199	2.80	162,578	714	79.34
Kentucky	2	221,221	0.42	110,610	734	80.00
Louisiana	6	861,130	1.65	143,522	698	87.54
Massachusetts	2	484,551	0.93	242,276	684	80.00
Maryland	13	2,799,381	5.36	215,337	684	80.91
Michigan	13	2,199,155	4.21	169,166	699	77.12
Minnesota	4	1,012,960	1.94	253,240	735	76.31
Missouri	2	256,645	0.49	128,322	779	80.00
North Carolina	8	1,082,080	2.07	135,260	755	81.68
New Hampshire	1	72,000	0.14	72,000	682	80.00
New Mexico	2	271,200	0.52	135,600	750	73.72
Nevada	9	1,828,017	3.50	203,113	734	79.49
Ohio	10	1,328,922	2.55	132,892	725	80.71
Oregon	3	630,647	1.21	210,216	726	83.21
Pennsylvania	4	670,550	1.28	167,637	729	81.61
South Carolina	4	502,000	0.96	125,500	714	79.69
Tennessee	2	221,579	0.42	110,790	748	90.13
Utah	7	1,087,200	2.08	155,314	743	76.34
Washington	23	4,510,904	8.64	196,126	725	75.18
Wisconsin	1	127,779	0.24	127,779	643	80.00
West Virginia	3	343,925	0.66	114,642	726	77.00
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Mortgage Loan Purpose of the Group 5 Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	161	$ 30,389,703	58.22%	$ 188,756	726	79.08%
Rate/Term Refinance	33	5,592,426	10.71	169,467	722	78.01
Equity Refinance	84	16,212,991	31.06	193,012	713	72.01
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Mortgage Loan Documentation Types of the Group 5 Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	141	$ 25,063,720	48.02%	$ 177,757	720	78.21%
Reduced Documentation	137	27,131,400	51.98	198,039	723	75.44
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Occupancy Type of the Group 5 Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	163	$ 33,414,029	64.02%	$ 204,994	715	77.98%
Second/Vacation	13	2,765,842	5.30	212,757	739	74.13
Non-Owner Occupied	102	16,015,248	30.68	157,012	734	74.71
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Mortgaged Property Types of the Group 5 Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	168	$ 30,588,912	58.60%	$ 182,077	723	76.83%
Townhouse	6	898,698	1.72	149,783	697	83.98
Condo-Low-Rise(Less than 5 stories)	26	4,851,142	9.29	186,582	737	77.57
Condo Mid-Rise (5 to 8 stories)	1	263,900	0.51	263,900	676	70.00
Condo High-Rise (9 stories or more)	4	765,600	1.47	191,400	753	66.33
Planned Unit Developments (detached)	45	8,581,849	16.44	190,708	725	78.72
Planned Unit Developments (attached)	9	2,209,957	4.23	245,551	700	76.33
Two-to-four family units	19	4,035,062	7.73	212,372	706	72.22
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Prepayment Penalty Terms of the Group 5 Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	2	$ 236,258	0.45%	$ 118,129	766	82.11%
24 Months	2	440,100	0.84	220,050	745	67.12
36 Months	3	741,950	1.42	247,317	750	67.90
60 Months	1	141,000	0.27	141,000	767	60.00
None	270	50,635,813	97.01	187,540	721	77.00
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Note Margins of the Group 5 Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.500 - 1.999	1	$ 308,000	0.59%	$ 308,000	711	80.00%
2.000 - 2.499	90	20,139,774	38.59	223,775	719	76.66
2.500 - 2.999	51	8,982,769	17.21	176,133	732	76.20
3.000 - 3.499	136	22,764,578	43.61	167,387	720	77.04
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.7715% per annum.

Maximum Mortgage Rates of the Group 5 Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.000 - 10.999	88	$ 18,413,215	35.28%	$ 209,241	725	75.96%
11.000 - 11.999	87	16,390,044	31.40	188,391	723	77.13
12.000 - 12.999	102	17,279,547	33.11	169,407	717	77.20
13.000 - 13.999	1	112,315	0.22	112,315	637	90.00
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.4894% per annum.

Minimum Mortgage Rates of the Group 5 Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000 - 1.999	1	$ 308,000	0.59%	$ 308,000	711	80.00%
2.000 - 2.999	140	28,770,891	55.12	205,506	724	76.48
3.000 - 3.999	135	22,636,799	43.37	167,680	721	77.03
6.000 - 6.999	2	479,430	0.92	239,715	644	80.00
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.8112% per annum

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Next Interest Rate Adjustment Date of the Group 5 Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
November 2011	1	$ 132,005	0.25%	$ 132,005	747	75.00%
January 2012	1	351,651	0.67	351,651	644	80.00
February 2012	8	1,686,763	3.23	210,845	687	65.66
March 2012	23	5,086,512	9.75	221,153	703	81.84
April 2012	47	9,442,779	18.09	200,910	725	76.33
May 2012	42	8,254,923	15.82	196,546	730	75.68
June 2012	101	18,628,187	35.69	184,437	725	76.99
July 2012	55	8,612,300	16.50	156,587	725	76.89
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Indices of the Group 5 Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year LIBOR	256	$ 47,167,566	90.37%	$ 184,248	723	76.90%
6 Month LIBOR	22	5,027,554	9.63	228,525	708	75.52
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Remaining Term to Maturity of the Group 5 Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
352	1	$ 132,005	0.25%	$ 132,005	747	75.00%
354	1	351,651	0.67	351,651	644	80.00
355	8	1,686,763	3.23	210,845	687	65.66
356	23	5,086,512	9.75	221,153	703	81.84
357	47	9,442,779	18.09	200,910	725	76.33
358	42	8,254,923	15.82	196,546	730	75.68
359	101	18,628,187	35.69	184,437	725	76.99
360	55	8,612,300	16.50	156,587	725	76.89
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

First Interest Rate Cap of the Group 5 Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000	122	$ 24,707,515	47.34%	$ 202,521	722	76.61%
6.000	156	27,487,605	52.66	176,203	721	76.91
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Periodic Rate Caps of the Group 5 Loans
Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	16	$ 3,451,500	6.61%	$ 215,719	711	77.53%
2.000	262	48,743,620	93.39	186,044	723	76.72
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

Amortization Type of the Group 5 Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	58	$ 9,191,980	17.61%	$ 158,482	714	76.59%
Initial Interest Only Period-10 Years	21	5,271,300	10.10	251,014	715	74.28
Initial Interest Only Period-5 Years	1	356,400	0.68	356,400	796	65.00
Initial Interest Only Period-7 Years	198	37,375,440	71.61	188,765	724	77.28
Total:	278	$ 52,195,120	100.00%	$ 187,752	722	76.77%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Group 6 Collateral Summary

Credit Score Distribution of the Group 6 Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
620 - 639	1	$ 450,000	1.19%	$ 450,000	57.00%
640 - 659	2	800,502	2.12	400,251	80.00
660 - 679	6	3,624,000	9.59	604,000	66.31
680 - 699	9	4,161,850	11.01	462,428	74.38
700 - 719	8	4,083,120	10.80	510,390	77.87
720 - 739	15	7,767,587	20.55	517,839	70.79
740 - 759	13	6,145,414	16.25	472,724	77.89
760 - 779	6	4,672,472	12.36	778,745	75.21
780 - 799	9	5,171,948	13.68	574,661	75.48
800 or Greater	2	930,100	2.46	465,050	78.28
Total:	71	$ 37,806,993	100.00%	$ 532,493	74.08%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 732

Original Mortgage Loan Principal Balances of the Group 6 Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
300,001 to 400,000	15	$ 5,740,302	15.18%	$ 382,687	730	76.06%
400,001 to 500,000	29	13,035,050	34.48	449,484	732	77.26
500,001 to 600,000	15	8,180,601	21.64	545,373	725	75.97
600,001 to 700,000	5	3,293,050	8.71	658,610	700	70.49
700,001 to 800,000	4	3,083,000	8.15	770,750	745	68.56
900,001 to 1,000,000	2	1,989,990	5.26	994,995	756	58.04
2,000,001 or greater	1	2,485,000	6.57	2,485,000	762	71.00
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $532,493

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Net Mortgage Rates of the Group 6 Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	2	$ 1,506,374	3.98%	$ 753,187	737	59.23%
5.000 - 5.499	33	16,332,483	43.20	494,924	728	74.73
5.500 - 5.999	31	17,351,336	45.89	559,721	737	74.57
6.000 - 6.499	5	2,616,800	6.92	523,360	716	75.25
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 5.5242% per annum.

Mortgage Rates of the Loans of the Group 6 Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	6	$ 3,556,774	9.41%	$ 592,796	733	69.68%
5.500 - 5.999	43	20,840,319	55.12	484,659	731	75.58
6.000 - 6.499	19	11,777,900	31.15	619,889	736	72.97
6.500 - 6.999	3	1,632,000	4.32	544,000	698	72.39
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 5.8379% per annum.

Original Loan-to-Value of the Group 6 Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	2	$ 1,100,000	2.91%	$ 550,000	695
50.01 - 55.00	1	990,000	2.62	990,000	727
55.01 - 60.00	3	1,650,000	4.36	550,000	668
60.01 - 65.00	5	3,339,121	8.83	667,824	732
65.01 - 70.00	5	2,633,400	6.97	526,680	737
70.01 - 75.00	9	6,263,124	16.57	695,903	740
75.01 - 80.00	44	21,004,448	55.56	477,374	735
80.01 - 85.00	1	399,400	1.06	399,400	756
85.01 - 90.00	1	427,500	1.13	427,500	721
Total:	71	$ 37,806,993	100.00%	$ 532,493	732

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 74.08%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Geographical Distributions of Mortgaged Properties of the Group 6 Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	32	$ 16,066,880	42.50%	$ 502,090	736	74.62%
Florida	5	2,757,100	7.29	551,420	735	72.23
New York	6	3,139,870	8.30	523,312	703	73.79
Texas	1	763,000	2.02	763,000	782	70.00
New Jersey	2	905,072	2.39	452,536	765	80.00
Georgia	2	1,176,050	3.11	588,025	719	78.85
Virginia	8	3,863,302	10.22	482,913	690	70.94
Arizona	3	1,348,800	3.57	449,600	739	80.00
Connecticut	1	800,000	2.12	800,000	678	56.00
Illinois	1	410,000	1.08	410,000	790	80.00
Louisiana	1	589,600	1.56	589,600	713	80.00
Massachusetts	1	490,558	1.30	490,558	781	80.00
Maryland	3	3,320,700	8.78	1,106,900	760	73.26
Michigan	2	824,000	2.18	412,000	713	66.72
Minnesota	1	492,061	1.30	492,061	755	80.00
Nevada	2	860,000	2.27	430,000	764	80.00
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Mortgage Loan Purpose of the Group 6 Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	39	$ 19,696,569	52.10%	$ 505,040	737	77.04%
Rate/Term Refinance	8	6,432,205	17.01	804,026	752	68.91
Equity Refinance	24	11,678,218	30.89	486,592	712	71.93
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Mortgage Loan Documentation Types of the Group 6 Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	24	$ 13,571,784	35.90%	$ 565,491	729	73.74%
Reduced Documentation	47	24,235,209	64.10	515,643	733	74.27
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Occupancy Type of the Group 6 Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	63	$ 34,001,669	89.93%	$ 539,709	733	74.42%
Second/Vacation	2	968,000	2.56	484,000	706	61.40
Non-Owner Occupied	6	2,837,324	7.50	472,887	730	74.23
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Mortgaged Property Types of the Group 6 Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	50	$ 27,266,098	72.12%	$ 545,322	728	74.12%
Condo-Low-Rise(Less than 5 stories)	6	3,120,624	8.25	520,104	743	70.96
Planned Unit Developments (detached)	13	6,443,721	17.04	495,671	738	74.92
Planned Unit Developments (attached)	2	976,550	2.58	488,275	751	77.22
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Prepayment Penalty Terms of the Group 6 Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
36 Months	2	$ 1,300,000	3.44%	$ 650,000	683	65.00%
60 Months	1	534,000	1.41	534,000	662	75.00
None	68	35,972,993	95.15	529,015	734	74.39
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Note Margins of the Group 6 Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.500 - 1.999	1	$ 490,558	1.30%	$ 490,558	781	80.00%
2.000 - 2.499	55	30,220,841	79.93	549,470	731	73.25
2.500 - 2.999	4	2,149,271	5.68	537,318	723	77.56
3.000 - 3.499	11	4,946,322	13.08	449,666	736	77.00
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 2.4010% per annum.

Maximum Mortgage Rates of the Group 6 Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
10.000 - 10.999	30	$ 15,375,769	40.67%	$ 512,526	725	74.60%
11.000 - 11.999	29	16,144,674	42.70	556,713	746	74.23
12.000 - 12.999	12	6,286,550	16.63	523,879	714	72.39
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 11.2428% per annum.

Minimum Mortgage Rates of the Group 6 Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000 - 1.999	1	$ 490,558	1.30%	$ 490,558	781	80.00%
2.000 - 2.999	59	32,370,113	85.62	548,646	730	73.54
3.000 - 3.999	11	4,946,322	13.08	449,666	736	77.00
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 2.4010% per annum

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Next Interest Rate Adjustment Date of the Group 6 Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
February 2012	1	$ 492,061	1.30%	$ 492,061	755	80.00%
March 2012	6	3,085,870	8.16	514,312	695	73.54
April 2012	9	5,158,432	13.64	573,159	722	71.33
May 2012	13	5,816,520	15.38	447,425	740	78.10
June 2012	27	13,806,119	36.52	511,338	734	74.12
July 2012	15	9,447,990	24.99	629,866	739	72.90
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Indices of the Group 6 Loans
Index	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1 Year CMT	1	$ 500,000	1.32%	$ 500,000	720	80.00%
1 Year LIBOR	54	26,803,401	70.90	496,359	736	75.53
6 Month LIBOR	16	10,503,592	27.78	656,475	722	70.09
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Remaining Term to Maturity of the Group 6 Loans
Remaining Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
355	1	$ 492,061	1.30%	$ 492,061	755	80.00%
356	6	3,085,870	8.16	514,312	695	73.54
357	9	5,158,432	13.64	573,159	722	71.33
358	13	5,816,520	15.38	447,425	740	78.10
359	27	13,806,119	36.52	511,338	734	74.12
360	15	9,447,990	24.99	629,866	739	72.90
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

First Interest Rate Cap of the Group 6 Loans
First Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000	40	$ 22,499,119	59.51%	$ 562,478	732	74.21%
6.000	31	15,307,874	40.49	493,802	732	73.89
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Periodic Rate Caps of the Group 6 Loans

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                                                                               Computational Material for

RALI Series 2005-QA8 Trust

Periodic Interest Rate Cap (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
1.000	10	$ 7,163,992	18.95%	$ 716,399	726	70.87%
2.000	61	30,643,001	81.05	502,344	733	74.83
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

Amortization Type of the Group 6 Loans
Amortization Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fully Amortizing	9	$ 4,391,231	11.61%	$ 487,915	745	75.32%
Initial Interest Only Period-10 Years	19	11,974,042	31.67	630,213	726	72.06
Initial Interest Only Period-5 Years	1	566,400	1.50	566,400	748	80.00
Initial Interest Only Period-7 Years	42	20,875,320	55.22	497,031	732	74.81
Total:	71	$ 37,806,993	100.00%	$ 532,493	732	74.08%

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.